UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2020

NORTHERN STAR ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39691	83-4109918
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Graubard Miller

The Chrysler Building

405 Lexington Avenue, 11th Floor

New York, NY 10174

(Address of Principal Executive Offices) (Zip Code)

(212) 818-8800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	STIC.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	STIC	New York Stock Exchange
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	STIC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

On December 16, 2020, Northern Star Acquisition Corp., a Delaware corporation (“Northern Star”), entered into an Agreement and Plan of Reorganization (“Merger Agreement”) by and among Northern Star, NSAC Merger Sub Corp., a Delaware corporation and wholly-owned subsidiary of Northern Star (“Merger Sub”), and Barkbox, Inc., a Delaware corporation (“BarkBox”).

BarkBox is an omni-channel brand for dogs serving over 1 million dogs monthly through BarkBox and Super Chewer subscriptions and broad retail distribution of its comprehensive suite of best-in-class, proprietary products.

Pursuant to the Merger Agreement, Merger Sub will merge with and into BarkBox, with BarkBox surviving the merger (the “Merger”). As a result of the Merger, BarkBox will become a wholly-owned subsidiary of Northern Star, with the stockholders of BarkBox becoming securityholders of Northern Star.

Under the Merger Agreement, the stockholders and other equity derivative holders of BarkBox will receive an aggregate of 150,000,000 shares of Northern Star Class A common stock, par value $0.0001 per share (“Northern Star Common Stock”), subject to adjustment as set forth in the Merger Agreement. Prior to the closing of the Merger (the “Closing”), certain of the BarkBox stockholders, representing approximately 80% of the BarkBox stockholders, and Northern Star will enter into lock-up agreements (“Lock-Up Agreements”) which provide that shares of Northern Star Common Stock to be issued to such BarkBox stockholders in the Merger will be subject to a 12-month lockup period, which period may be terminated earlier if the reported closing sale price of the Northern Star Common Stock equals or exceeds $15.00 per share (subject to adjustment for stock splits, stock dividends, reorganizations, recapitalizations or other similar transactions) for a period of twenty (20) trading days during a thirty (30)-trading day period, subject to certain exceptions. Northern Star agreed to cause its initial stockholders to amend existing lockup agreements with respect to the Northern Star Common Stock, Class B common stock of Northern Star, and warrants of Northern Star held by them, and enter into the Lock-Up Agreement, so that the lockup with respect to such initial stockholders’ securities will be identical to the lockup of the BarkBox stockholders.

The Merger is expected to be consummated early in the second quarter of 2021, after the required approval by the stockholders of Northern Star and the Company and the fulfillment of certain other conditions set forth in the Merger Agreement.

The following summaries of the Merger Agreement and the other agreements to be entered into by the parties in connection therewith are qualified in their entirety by reference to the text of the Merger Agreement and such other agreements. The Merger Agreement is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Representations and Warranties

The Merger Agreement contains representations and warranties of BarkBox relating, among other things, to proper organization and qualification; subsidiaries; capitalization; the authorization, performance and enforceability against BarkBox of the Merger Agreement; absence of conflicts; compliance with laws; financial statements; absence of undisclosed liabilities; absence of certain changes or events; litigation; benefit plans; labor matters; restrictions on business activities; assets and real property; tax matters; environmental matters; brokers’ fees and third party expenses; intellectual property matters; BarkBox’s material contracts; insurance; governmental actions and filings; transactions with affiliates; board and stockholder approval of the Merger; customers and suppliers; and statements provided by BarkBox for inclusion in the proxy/ prospectus to be distributed in connection with the Merger.

The Merger Agreement contains representations and warranties of each of Northern Star and Merger Sub relating, among other things, to proper organization and qualification; subsidiaries; capitalization; the authorization, performance and enforceability against Northern Star and Merger Sub of the Merger Agreement; absence of conflicts; compliance with laws; reports filed with the Securities and Exchange Commission (“SEC”), financial statements, and compliance with the Sarbanes-Oxley Act; absence of undisclosed liabilities; absence of certain changes or events; litigation; benefit plans; labor matters; restrictions on business activities; assets and real property; intellectual property matters; tax matters; environmental matters; brokers’ fees; Northern Star’s material contracts; insurance; transactions with affiliates; NYSE listing; board approval of the Merger; Northern Star’s trust account; and the PIPE (defined below).

Covenants

The Merger Agreement includes customary covenants of the parties with respect to business operations prior to consummation of the Merger and efforts to satisfy conditions to the consummation of the Merger.

The Merger Agreement also contains additional covenants of the parties, including, among others, covenants providing for Northern Star and BarkBox to cooperate in the preparation of the Registration Statement on Form S-4 required to be prepared in connection with the Merger (the “Registration Statement”).

Conditions to Closing

General Conditions

Consummation of the Merger is conditioned on approval by Northern Star’s stockholders. In addition, the consummation of the Merger contemplated by the Merger Agreement is conditioned upon, among other things:

•

Northern Star having at least $5,000,001 of net tangible assets remaining immediately prior to or upon consummation of the Merger after taking into account the holders of Northern Star’s public shares that properly demanded that Northern Star redeem their public shares for their pro rata share of the trust account;

•

all specified waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended shall have expired and no governmental entity shall have enacted, issued, promulgated, enforced, or entered any statute, rule, regulation, executive order, decree injunction, or other order which has the effect of making the Merger illegal or otherwise prohibiting the consummation thereof;

•

the Registration Statement shall have become effective in accordance with the provisions of the Securities Act of 1933, as amended (“Securities Act”), no stop order shall have been issued by the SEC which remains in effect with respect to the Registration Statement, and no proceeding seeking such a stop order shall have been threatened or initiated by the SEC which remains pending;

•	approval of the Merger by BarkBox’s stockholders;

•

the Northern Star Common Stock to be issued to the BarkBox stockholders in the Merger shall have been approved for listing on the NYSE, subject to official notice thereof and public holder requirements; and

•	completion of the PIPE (defined below).

BarkBox’s Conditions to Closing

The obligations of BarkBox to consummate the Merger are also conditioned upon, among other things:

•	the accuracy of the representations and warranties of Northern Star and Merger Sub (subject to certain bring-down standards);

•	performance of the covenants of Northern Star and Merger Sub required by the Merger Agreement to be performed on or prior to the closing;

•

no action, suit, or proceeding shall be pending or threatened by any governmental entity which is reasonably likely to prevent consummation of the Merger, cause any of the transactions contemplated by the Merger Agreement to be rescinded following consummation, or materially and adversely affect or encumber the title of the Northern Star Common Stock to be issued by Northern Star to the BarkBox stockholders in the Merger;

•	no material adverse effect with respect to Northern Star shall have occurred between the date of the Merger Agreement and the closing of the Merger;

•	Northern Star executing the Registration Rights Agreement (defined below);

•	Northern Star filing its amended and restated certificate of incorporation with the Secretary of State of the State of Delaware and adopting its amended bylaws;

•	certain officers and directors of Northern Star having resigned as of the closing date;

•	Northern Star terminating its existing registration rights agreement; and

•	Northern Star’s initial stockholders executing the Lock-Up Agreement.

Northern Star’s and Merger Sub’s Conditions to Closing

The obligations of Northern Star and Merger Sub to consummate the Merger are also conditioned upon, among other things:

•	the accuracy of the representations and warranties of BarkBox (subject to certain bring-down standards);

•	performance of the covenants of BarkBox required by the Merger Agreement to be performed on or prior to the closing;

•

no action, suit, or proceeding shall be pending or threatened by any governmental entity which is reasonably likely to prevent consummation of the Merger, cause any of the transactions contemplated by the Merger Agreement to be rescinded following consummation, or materially and adversely affect the right of BarkBox to own, operate, or control any of its assets and operations following the Merger;

•	no material adverse effect with respect to BarkBox shall have occurred between the date of the Merger Agreement and the closing of the Merger;

•	BarkBox having delivered certain financial statements to Northern Star;

•	certain BarkBox stockholders having executed the Lock-Up Agreement;

•	BarkBox terminating certain of its existing stockholder agreements; and

•	BarkBox having delivered a certificate that shares of BarkBox are not “U.S. real property interests”.

Waivers

Either Northern Star or BarkBox may waive any inaccuracies in the representations and warranties made to such party contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement and waive compliance with any agreements or conditions for the benefit of itself or such party contained in the Merger Agreement or in any document delivered pursuant to the Merger Agreement. Notwithstanding the foregoing, pursuant to Northern Star’s amended and restated certificate of incorporation, Northern Star cannot consummate the proposed business combination if it has less than $5,000,001 of net tangible assets remaining either immediately prior to or upon consummation of the Merger after taking into account the holders of public shares that properly demanded that Northern Star redeem their public shares for their pro rata share of the trust account.

Termination

The Merger Agreement may be terminated:

•	by mutual written consent of Northern Star and BarkBox;

•

by either Northern Star or BarkBox if the Merger is not consummated on or before June 30, 2021 (“Outside Date”), provided that the right to terminate the Merger Agreement will not be available to any party whose action or failure to act has been a principal cause of or primarily resulted in the failure of the Merger to occur on or before such date and such action or failure to act constitutes a breach of the Merger Agreement;

•

by either Northern Star or BarkBox if a governmental entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which order, decree, judgment, ruling or other action is final and non-appealable;

•

by either Northern Star or BarkBox if the other party has breached any of its covenants or representations and warranties in any material respect and has not cured by the Outside Date, provided that the terminating party is itself not in material breach;

•	by Northern Star if BarkBox shall have failed to deliver the Support Agreements (defined below) within five (5) business days following the execution of the Merger Agreement;

•

by either Northern Star or BarkBox if, at the Northern Star stockholder meeting called to approve the Merger, the Merger shall fail to be approved by the required vote (subject to any adjournment or recess of the meeting);

•	By Northern Star if BarkBox fails to obtain approval of the Merger from BarkBox’s stockholders; or

•

by either Northern Star or BarkBox if, immediately prior to or upon consummation of the Merger, Northern Star will have less than $5,000,001 of net tangible assets following the exercise by the holders of Northern Star’s Common Stock issued in Northern Star’s initial public offering of their redemption rights;

Registration Rights Agreement

The former holders of common stock of BarkBox and certain of Northern Star’s stockholders will enter into an agreement (“Registration Rights Agreement”) pursuant to which they will be granted certain rights to have registered, in certain circumstances, the resale under the Securities Act of the Northern Star Common Stock held by them, subject to certain conditions set forth therein. Northern Star will use reasonable best efforts to terminate its existing registration rights agreement and shall offer to the Northern Star stockholders who are parties to the existing registration rights agreement the opportunity to enter into the Registration Rights Agreement.

BarkBox Support Agreements

In connection with the execution of the Merger Agreement, stockholders of BarkBox who hold sufficient outstanding shares of preferred and common stock of BarkBox will enter into agreements (the “Stockholder Support Agreements”) pursuant to which they will agree to vote in favor of the Merger at a meeting called to approve the Merger by the BarkBox stockholders (or to act by written consent approving the Merger).

In connection with the execution of the Merger Agreement, Northern Star Sponsor LLC, a Delaware limited liability company (the “Sponsor”) and each officer and director of Northern Star have entered into support agreements with BarkBox (the “Sponsor Support Agreement”), pursuant to which Sponsor and such other parties have agree to, among other things, (i) vote to adopt and approve the Merger and the other documents contemplated hereby and the transactions contemplated hereby and thereby and (ii) waive any antidilution rights to the Class B common stock of Northern Star.

The form of Stockholder Support Agreement and Sponsor Support Agreement are attached as Exhibit 10.2 and Exhibit 10.3 hereto, respectively, and incorporated herein by reference.

Incentive Equity Plan and ESPP

Prior to the consummation of the Merger, Northern Star will adopt an incentive equity plan and employee stock purchase plan, the form and terms of which shall be prepared by BarkBox and be reasonably acceptable to Northern Star.

Subscription Agreements

On December 8, 2020, Northern Star engaged Citigroup Global Capital Markets Inc. (“Citi”) as placement agent of a private placement of Northern Star’s securities.

Effective as of December 16, 2020, Northern Star entered into subscription agreements (“Subscription Agreements”) with institutional accredited investors (“Investors”), pursuant to which Northern Star will, immediately following the consummation of the Merger, issue an aggregate of 20,000,000 shares of Northern Star Common Stock to the Investors at a price of $10.00 per share, for aggregate gross proceeds to Northern Star of $200,000,000 (the “PIPE”). The closing of the Subscription Agreements is conditioned upon, among other things, (i) Northern Star consummating the Merger and (ii) the accuracy of all representations and warranties of Northern Star (subject to certain bring-down standards).

Northern Star has agreed that, as soon as reasonably practicable, but in no event later than 15 business days following the closing of the Merger, it shall file a registration statement with the SEC covering the resale by the Investors of the shares of Northern Star Common Stock issued to them in the PIPE and use its best efforts to have such registration statement declared effective as promptly as practicable thereafter.

The shares of Northern Star Common Stock were offered and sold to the Investors in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, based on the fact that the sale will have been made without any general solicitation or advertising and based on representations from each Investor that (a) it was an accredited investor (to the extent applicable), (b) it was purchasing the shares for its own account investment, and not with a view to distribution, (c) it had been given access to full and complete access to information regarding Northern Star, BarkBox, and the Merger, (d) it understood that the offer and sale of the shares was not registered and the shares may not be publicly sold or otherwise disposed of without registration under the Securities Act or an applicable exemption therefrom, and (e) it understood that Northern Star is required under the rules and regulations of NYSE to seek shareholder approval of the issuance of the shares.

The foregoing description of the Subscription Agreements is qualified in their entirety by reference to the text of the Subscription Agreements. The form of Subscription Agreement is attached as Exhibit 10.1 hereto and incorporated herein by reference

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 relating to the Subscription Agreements is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

The information set forth below under this Item 7.01, including the exhibits attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Press Release

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the press release issued by the parties related to the proposed Merger.

Investor Meetings

Attached as Exhibit 99.2 to this Current Report on Form 8-K is the form of investor presentation to be used by Northern Star in presentations to certain of its stockholders and other persons interested in purchasing Northern Star Common Stock in connection with the transactions described herein.

Unit Separation

Northern Star also announced that holders of its units issued in its initial public offering will be able to separate such units into their component pieces commencing on our about December 18, 2020. Once separated, the Class A common stock and warrants included therein will trade under the symbols “STIC” and “STIC WS,” respectively.

Additional Information

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, NORTHERN STAR INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING NORTHERN STAR’S SECURITIES, IN

CONNECTION WITH THE PROPOSED TRANSACTIONS WITH BARKBOX, AS DESCRIBED IN THIS CURRENT REPORT ON FORM 8-K. THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

NORTHERN STAR AND BARKBOX AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS, UNDER SEC RULES, MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES OF NORTHERN STAR’S STOCKHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTIONS. INVESTORS AND SECURITY HOLDERS MAY OBTAIN MORE DETAILED INFORMATION REGARDING THE NAMES AND INTERESTS IN THE PROPOSED TRANSACTIONS OF NORTHERN STAR’S DIRECTORS AND OFFICERS IN NORTHERN STAR’S FILINGS WITH THE SEC, INCLUDING ITS FINAL PROSPECTUS DATED NOVEMBER 10, 2020, FILED WITH THE SEC ON NOVEMBER 12, 2020. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES TO NORTHERN STAR’S STOCKHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTIONS WILL BE SET FORTH IN THE REGISTRATION STATEMENT FOR THE PROPOSED TRANSACTIONS THAT NORTHERN STAR INTENDS TO FILE WITH THE SEC, WHICH WILL INCLUDE A PROXY STATEMENT AND PROSPECTUS FOR THE TRANSACTIONS. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF PARTICIPANTS IN THE SOLICITATION OF PROXIES IN CONNECTION WITH THE PROPOSED TRANSACTIONS WILL BE INCLUDED IN THE REGISTRATION STATEMENT.

INVESTORS AND SECURITY HOLDERS OF NORTHERN STAR AND BARKBOX ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. INVESTORS AND SECURITY HOLDERS WILL BE ABLE TO OBTAIN FREE COPIES OF THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS CONTAINING IMPORTANT INFORMATION ABOUT NORTHERN STAR AND BARKBOX ONCE SUCH DOCUMENTS ARE FILED WITH THE SEC, THROUGH THE WEBSITE MAINTAINED BY THE SEC AT WWW.SEC.GOV. COPIES OF THE DOCUMENTS FILED WITH THE SEC BY NORTHERN STAR WHEN AND IF AVAILABLE, CAN BE OBTAINED FREE OF CHARGE ON NORTHERN STAR’S WEBSITE AT WWW.NORTHERNSTARIC.COM OR BY DIRECTING A WRITTEN REQUEST TO NORTHERN STAR ACQUISITION CORP., C/O GRAUBARD MILLER, 405 LEXINGTON AVENUE, 11TH FLOOR, NEW YORK, NEW YORK 10174.

SOME OF BARKBOX’S FINANCIAL INFORMATION AND DATA CONTAINED HEREIN AND IN THE EXHIBITS HERETO DOES NOT CONFORM TO SEC REGULATION S-X IN THAT IT INCLUDES CERTAIN FINANCIAL INFORMATION NOT DERIVED IN ACCORDANCE WITH UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”). IN ADDITION, THE BARKBOX INFORMATION HAS NOT YET BEEN AUDITED. ACCORDINGLY, SUCH INFORMATION AND DATA WILL BE ADJUSTED AND PRESENTED DIFFERENTLY IN NORTHERN STAR’S FILINGS WITH THE SEC. NORTHERN STAR AND BARKBOX BELIEVE THAT THE PRESENTATION OF NON-GAAP MEASURES PROVIDES INFORMATION THAT IS USEFUL TO INVESTORS AS IT INDICATES MORE CLEARLY THE ABILITY OF BARKBOX TO MEET CAPITAL EXPENDITURES AND WORKING CAPITAL REQUIREMENTS AND OTHERWISE MEET ITS OBLIGATIONS AS THEY BECOME DUE.

THE FINANCIAL PROJECTIONS INCLUDED IN THIS CURRENT REPORT AND THE EXHIBITS HERETO ARE FORWARD-LOOKING STATEMENTS THAT ARE BASED ON ASSUMPTIONS THAT ARE INHERENTLY SUBJECT TO SIGNIFICANT UNCERTAINTIES AND CONTINGENCIES, MANY OF WHICH ARE BEYOND NORTHERN STAR’S AND BARKBOX’S CONTROL. WHILE ALL PROJECTIONS ARE NECESSARILY SPECULATIVE, NORTHERN STAR AND BARKBOX BELIEVE THAT THE PROSPECTIVE FINANCIAL INFORMATION COVERING PERIODS BEYOND TWELVE MONTHS FROM ITS DATE OF PREPARATION CARRIES INCREASINGLY HIGHER LEVELS OF UNCERTAINTY AND SHOULD BE READ IN THAT CONTEXT. THERE WILL BE DIFFERENCES BETWEEN ACTUAL AND PROJECTED RESULTS, AND ACTUAL RESULTS MAY BE MATERIALLY GREATER OR MATERIALLY LESS THAN THOSE CONTAINED IN THE PROJECTIONS. THE INCLUSION OF PROJECTIONS IN THIS REPORT AND THE EXHIBITS HERETO SHOULD NOT BE REGARDED AS AN INDICATION THAT NORTHERN STAR AND BARKBOX, OR THEIR REPRESENTATIVES, CONSIDERED OR CONSIDER THE PROJECTIONS TO BE A RELIABLE PREDICTION OF FUTURE EVENTS.

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

THIS CURRENT REPORT AND THE EXHIBITS HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED TRANSACTIONS AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES OF NORTHERN STAR OR BARKBOX, NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

THIS CURRENT REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS”. ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS.

NEITHER NORTHERN STAR NOR BARKBOX UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. IMPORTANT FACTORS, AMONG OTHERS, THAT MAY AFFECT ACTUAL RESULTS INCLUDE BARKBOX’S ABILITY TO EXECUTE ON ITS BUSINESS PLANS AND BARKBOX’S ESTIMATES OF EXPENSES AND FUTURE REVENUES AND PROFITABILITY. OTHER FACTORS INCLUDE THE POSSIBILITY THAT THE PROPOSED TRANSACTIONS DO NOT CLOSE, INCLUDING DUE TO THE FAILURE TO RECEIVE REQUIRED SECURITY HOLDER APPROVALS, OR THE FAILURE OF OTHER CLOSING CONDITIONS.

THIS CURRENT REPORT AND THE EXHIBITS HERETO ARE NOT INTENDED TO BE ALL-INCLUSIVE OR TO CONTAIN ALL THE INFORMATION THAT A PERSON MAY DESIRE IN CONSIDERING AN INVESTMENT IN NORTHERN STAR AND IS NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION IN NORTHERN STAR.

ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS WILL BE CONTAINED IN NORTHERN STAR’S FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING NORTHERN STAR AND BARKBOX, THE PROPOSED TRANSACTIONS OR OTHER MATTERS AND ATTRIBUTABLE TO NORTHERN STAR AND BARKBOX OR ANY PERSON ACTING ON THEIR BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER NORTHERN STAR NOR BARKBOX UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY APPLICABLE LAW.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

2.1*	Agreement and Plan of Reorganization, dated as of December 16, 2020, by and among Northern Star Acquisition Corp., NSAC Merger Sub Corp., and Barkbox, Inc.

10.1	Form of Subscription Agreement.

10.2	Form of Stockholder Support Agreement

10.3	Form of Sponsor Support Agreement

99.1	Press release dated December 17, 2020

99.2	Investor Presentation

*

Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Northern Star agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 17, 2020		NORTHERN STAR ACQUISITION CORP.

	By:	/s/ Joanna Coles
Joanna Coles
Chief Executive Officer